SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





               Date of Report (Date of earliest event reported)
                               October 23, 1996





                            TF FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




       Delaware                      0-24168           55-0720401
----------------------------     --------------      --------------
(State or other jurisdiction     (SEC File No.)      (IRS Employer
     of incorporation)                               Identification
                                                        Number)




3 Penns Trail, Newtown, Pennsylvania                    18940
----------------------------------------              ----------
(Address of principal executive offices)              (Zip Code)




Registrant's telephone number, including area code:  (215) 579-4000
                                                     --------------




                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                            TF FINANCIAL CORPORATION

                     INFORMATION TO BE INCLUDED IN REPORT



Item 5.  Other Events

      On October 23, 1996, the Registrant announced that it had received the necessary regulatory and Board approval to initiate a repurchase of 5% or 214,869 shares of its outstanding common stock in the open market pursuant to a stock repurchase program. The repurchases will be made from time to time over the next 12 months, subject to the availability of stock.

      For further details, reference is made to the Press Release dated October 23, 1996, which is attached hereto as Exhibit 99 and incorporated herein by this reference.




Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


Exhibit 99 -- Press Release dated October 23, 1996.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          TF FINANCIAL CORPORATION



Date: October 25, 1996                    By: /s/ John R. Stranford
      ----------------------                  ---------------------
                                              John R. Stranford
                                              President and Chief
                                              Executive Officer